SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                           June 2, 1997

                (Date of earliest event reported)


              Peoples Heritage Financial Group, Inc.

     (Exact name of registrant as specified in its charter)


Maine                            0-16947                    01-0437984
(State or other jurisdiction    (Commission File Number)   (IRS Employer
 of incorporation)                                         Identification No.)



P.O. Box 9540, One Portland Square, Portland, Maine               04112-9540

(Address of principal executive offices)                         (Zip Code)


                          (207) 761-8500

        (Registrant's telephone number, including area code)


                          Not Applicable

(Former name, former address and former fiscal year, if changed since last report)





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ITEM 5.   OTHER EVENTS

     On June 2, 1997 Peoples Heritage Financial Group, Inc. issued the press release which is included as Exhibit 99(a) hereto.

ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

          Exhibit 99(a)  Press Release, dated June 2, 1997
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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        PEOPLES HERITAGE FINANCIAL GROUP, INC.



                               By: /S/ PETER J. VERRILL

                                   Name:  Peter J. Verrill
                                   Title: Executive Vice President,
                                           Chief Operating Officer, Chief
                                           Financial Officer and Treasurer

Date:  June 4, 1997